                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2004
                                                           -------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

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
              DELAWARE                                     13-0853260
    ----------------------------                     ----------------------
    (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
          OF INCORPORATION)                          IDENTIFICATION NUMBER)

     115 RIVER ROAD, BUILDING 10
        EDGEWATER, NEW JERSEY                                 07020
    ----------------------------                     ----------------------
        (ADDRESS OF PRINCIPAL                              (ZIP CODE)
         EXECUTIVE OFFICES)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS.

      On June 17, 2004, Hanover Direct, Inc. (the "Company") issued a press release announcing that it has received a commitment letter from its controlling shareholder, Chelsey Direct, LLC, for a junior secured loan of $20,000,000 and reached an agreement in principle with its senior secured lender, Congress Financial Corporation, to amend the existing senior credit facility. Separately, the Company announced that it has notified the American Stock Exchange (the "Exchange") that it intends to submit a plan to the Exchange by June 22, 2004 to address the letter it received from the Exchange notifying the Company that a review of the Company's Form 10-K for the period ended December 27, 2003 indicated that the Company does not meet certain of the Exchange's continuing listing standards as set forth in Part 10 of the Exchange's Company Guide. Further, the Company announced that it tentatively intends to hold its 2004 Annual Meeting of Shareholders on Thursday, July 29, 2004 at 9:30 a.m. at the Sheraton Suites on the Hudson, 500 Harbor Boulevard, Weehawken, New Jersey. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release, dated June 17, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                          HANOVER DIRECT, INC.
                                          -------------------------------------
                                                     (Registrant)

June 17, 2004                             By:     /s/ Charles E. Blue
                                          -------------------------------------
                                          Name:  Charles E. Blue
                                          Title: Senior Vice President and
                                                 Chief Financial Officer
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